Exhibit 99.1

Microvast Statement on Status under Holding Foreign Companies Accountable Act

STAFFORD, TX., April 15, 2022 – Microvast Holdings, Inc. (NASDAQ: MVST) (“Microvast” or the “Company”) confirmed today that on April 12, 2022, the Securities and Exchange Commission (the “SEC”) provisionally listed the Company as a “Commission-Identified Issuer,” which is a company that uses an auditor not subject to Public Company Accounting Oversight Board (“PCAOB”) inspection pursuant to the Holding Foreign Companies Accountable Act (the “HFCAA”).

This identification was expected by the Company as a routine application of the HFCAA following the Company’s filing of its annual report on Form 10-K with the SEC on March 29, 2022 (the “2021 Annual Report”).

The HFCAA is part of a continued United States regulatory focus on access to audit and other information currently protected by laws in jurisdictions outside of the United States (in particular, China). The HFCAA requires the SEC to prohibit the securities of any “Commission-Identified Issuer,” including the Company, from being traded on any of the U.S. securities exchanges if the auditor of the covered issuer’s financial statements is not subject to inspection by the PCAOB for three consecutive years, beginning in 2021.

Under the current terms of the HFCAA, the Company’s common stock and warrants will be delisted from the Nasdaq Global Select Market in early 2024, unless (i) the HFCAA is amended, (ii) the PCAOB is able to conduct a full inspection of the Company’s current auditor during the required timeframe or (iii) the Company is able to engage an independent public accounting firm that satisfies the PCAOB inspection requirements prior to filing its annual report on Form 10-K for the year ending December 31, 2023. In addition, legislation is being considered in the United States to shorten the number of non-inspection years from three years to two.

The Company will continue to monitor developments and will continue to evaluate available options for full compliance with the HFCAA within the requisite timeframe, including designing and implementing business processes and other changes to enable Microvast to engage an independent public accounting firm that satisfies the PCAOB inspection requirements.

For additional important information and disclosures on these topics, please refer to the 2021 Annual Report and other reports filed with the SEC at www.sec.gov.

About Microvast

Microvast is a technology innovator that designs, develops and manufactures lithium-ion battery solutions. Microvast is renowned for its cutting-edge cell technology and its vertical integration capabilities which extend from core battery chemistry (cathode, anode, electrolyte, and separator) to modules and packs. By integrating the process from raw material to system assembly, Microvast has developed a family of products covering a breadth of market applications, including electric vehicles, energy storage and battery components. Microvast was founded in 2006 and is headquartered near Houston, Texas. For more information, please visit www.microvast.com or follow us on LinkedIn or Twitter (@microvast).

Contact:

Sarah Alexander
ir@microvast.com

(346) 309-2562

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.
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